MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Statement of Additional Information dated October 31, 2014, as supplemented

Supplement dated May 12, 2015

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The Board of Directors of the Meridian Fund, Inc. (the “Company”) has appointed Guy M. Arnold to serve as a Director of the Company and as a member of the Audit Committee and Governance Committee as well.

The following information is added before the description of Mr. John S. Emrich in the section titled “INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF MERIDIAN– NON-INTERESTED DIRECTORS” beginning on page 12 of the Statement of Additional Information:

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Guy M. Arnold (47)	Director	Indefinite term since May 12, 2015	President of Dividend Capital Diversified Property Fund from January 2008 to January 2013 Owner/Manager of GMA Holdings, LLC from January 2013 to present.	4	MidFirst Bank - Colorado Advisory Board Member The Children’s Hospital of Colorado Finance Committee

The following information is added before the final sentence of the section titled “OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OFFICERS – Director Qualifications” on page 15 of the Statement of Additional Information:

Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion REIT and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children’s Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia, and has been working in the financial services industry since his graduation in 1990.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE